Exhibit 10.2

                            GP STRATEGIES CORPORATION

                              MILLENNIUM CELL, LLC
                                   OPTION PLAN










                                FEBRUARY 11, 2000







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                                TABLE OF CONTENTS

                                                                     Page

PURPOSE.................................................................1

SECTION 1 - DEFINITIONS.................................................1

SECTION 2 - ADMINISTRATION..............................................2

SECTION 3 - ELIGIBILITY.................................................3

SECTION 4 - UNITS.......................................................3

SECTION 5 - GRANTING OF OPTIONS.........................................3

SECTION 6 - NO ANNUAL LIMIT.............................................4

SECTION 7 - TERMS AND CONDITIONS OF OPTIONS.............................4

SECTION 8 - OPTION AGREEMENTS - OTHER PROVISIONS........................7

SECTION 9 - CAPITAL ADJUSTMENTS.........................................7

SECTION 10 - AMENDMENT OR DISCONTINUANCE OF THE PLAN....................9

SECTION 11 - TERMINATION OF PLAN.......................................10

SECTION 12 - PLAN EFFECTIVE DATE.......................................10

SECTION 13 - MISCELLANEOUS.............................................10



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                            GP STRATEGIES CORPORATION

                              MILLENNIUM CELL, LLC
                                   OPTION PLAN


                                     PURPOSE

         This GP Strategies Corporation Millennium Cell, LLC Option Plan is intended to provide a means whereby GP Strategies Corporation may, through the grant of Options to purchase Units of Millennium Cell, LLC, a limited liability company, to Participating Employees and Directors, attract and retain such Participating Employees and Directors and motivate such Participating Employees and Directors to exercise their best efforts on behalf of the Company.


                             SECTION 1 - DEFINITIONS

         As used in the Plan the following words and terms shall have the meaning hereinafter set forth unless the context clearly indicates otherwise:

                  (a) Board. The term "Board" shall mean the Board of Directors of the Company.

                  (b) Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) Committee. The term "Committee" shall mean the Executive Committee of the Board.

                  (d) Company. The term "Company" shall mean GP Strategies Corporation, a Delaware corporation.

                  (e) Director. The term "Director" shall mean a member of the Board.

                  (f) Exercise Price. The term "Exercise Price" shall mean the price to be paid for one Unit upon exercise of an

         Option.

                  (g) Fair Market Value. The term "Fair Market Value" of a Unit on any date shall mean the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market (the "NASDAQ/NM")) on which the Units are listed or admitted to trading or, if the Units are not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Units as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Units are not listed or admitted to trading on any United States national securities exchange and are not quoted by NASDAQ or any similar organization, the fair value of a Unit on such date, as determined in good faith by the Board, whose determination shall be conclusive absent manifest error, shall be used.

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                  (h) Member.  The term "Member" shall mean any person  admitted to Millennium Cell as a member pursuant to Millennium Cell's Operating Agreement.

                  (i) Millennium Cell. The term "Millennium Cell" shall mean Millennium Cell, LLC.

                  (j) Option Agreement. The term "Option Agreement" shall mean a written document evidencing the grant of an Option, as described in
         Section 8.

                  (k) Options. The term "Options" shall mean options to purchase Units; no Options granted under the Plan will qualify as incentive stock options within the meaning of section 422 of the Code.

                  (l) Participating Employees. The term "Participating Employees" shall mean those employees of the Company or its subsidiaries selected to participate in the Plan by the Committee, in its sole discretion.

                  (m) Plan. The term "Plan" shall mean the GP Strategies Corporation Millennium Cell, LLC Option Plan, as set forth herein and as amended from time to time.

                  (n) Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (o) Units.  The term  "Units"  shall mean Units of  Millennium
         Cell.


                           SECTION 2 - ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have full authority, subject to the terms of the Plan, to select the Participating Employees and Directors to be granted Options under the Plan, to grant Options and to set the date of grant and the other terms of such Options. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company and all employees and directors, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.


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         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive grants of Options, the form, amount and timing of such grants, the terms and provisions of such grants, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

         No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.


                             SECTION 3 - ELIGIBILITY

         The persons who shall be eligible to receive Options under the Plan shall be Participating Employees and Directors. More than one Option may be granted to a Participating Employee or Director under the Plan.


                                SECTION 4 - UNITS

         Options may be granted under the Plan to purchase up to a maximum of 300 Units owned by the Company, subject to adjustment as hereinafter provided.

         If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Participating Employee's or Director's surrender thereof) without having been exercised, the Units subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such Units had never been subject to an Option.


                         SECTION 5 - GRANTING OF OPTIONS

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         From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Participating Employees and Directors such Options as it determines are warranted. The granting of an Option under the Plan shall not be deemed either to entitle the Participating Employee or Director to, or to disqualify the Participating Employee or Director from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Participating Employee or Director shall be granted an Option and as to the number of Units to be covered by such Option, the Committee shall take into account the duties of the Participating Employee and Director, his or her present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.


                           SECTION 6 - NO ANNUAL LIMIT

         Subject to the limitation set forth in Section 4, there shall be no annual limit on the number of Options that may be granted to a Participating Employee or Director under the Plan.


                   SECTION 7 - TERMS AND CONDITIONS OF OPTIONS

         The Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable:

                  (a) Number of Units. A statement of the number of Units to which the Option pertains.

                  (b) Exercise Price. A statement of the Exercise Price which shall be determined and fixed by the Committee in its discretion.

                  (c) Term. Subject to earlier termination as provided in Subsections (e), (f) and (g) below, the term of each Option shall be not more than ten years from the date of grant.

                  (d)      Exercise.

                  (1) General. Options shall be exercisable in such installments and on such dates as the Committee may specify, provided that the Committee may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.
         Notwithstanding the foregoing, in no event shall any Option be exercisable until the later of: (i) one year following the grant of the Option and (ii) the earlier of (A) the date that sale of the Units upon exercise of the Option is registered under the Securities Act and is registered or exempt from registration under applicable state securities laws and (B) the date an exemption from registration under the Securities Act and applicable state securities laws is available for such sale of the Units upon exercise of the Option.



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                  Any Units  subject to an Option,  the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Units to be purchased (which shall be a whole number, unless all Options held by the holder are being exercised), and accompanied by payment in full of the aggregate Exercise Price for such Units. The Company may issue fractional Units under the Plan, or pay cash in lieu of a fractional Unit in an amount equal to the same fraction of the Fair Market Value of a Unit on the date of exercise of the Option.

                  (2) Manner of Payment. The Exercise Price shall be payable in cash or its equivalent.

                  (e) Termination of Employment. If a Participating Employee's employment by the Company, or a Director's tenure on the Board, terminates prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of Units with respect to which the Participating Employee or Director could have exercised the Option on the date of such termination, or to any greater extent permitted by the Committee, by the Participating Employee or Director at any time prior to:

                           (1) the earlier of (A) the expiration date specified
                  in such Option and (B) thirty days after (I) the date of the Participating Employee's termination of employment or (II) the last day of the Director's tenure on the Board; or

                           (2) such other date as may be determined by the
                  Committee, in its discretion, except that such other date shall not be earlier than the date of the Participating Employee's termination of employment or the last day of the Director's tenure on the Board or later than the expiration date specified in such Option.

                  (f) Exercise upon Disability of Participating Employee. If a Participating Employee or Director shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment or tenure on the Board and, prior to the expiration date fixed for his or her Option, his or her employment or tenure on the Board is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Units with respect to which the Participating Employee or Director could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Participating Employee or Director at any time prior to:

                           (1) The earlier of (A) the expiration date specified
                  in such Option and (B) thirty days after (I) the date of the Participating Employee's termination of employment or (II) the last day of the Director's tenure on the Board; or



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                           (2) such other date as may be determined by the
                  Committee, in its discretion, except that such other date shall not be earlier than the date of the Participating Employee's termination of employment or the last day of the Director's tenure on the Board of or later than the expiration date specified in such Option. In the event of the Participating Employee's or Director's legal disability, such Option may be so exercised by the Participating Employee's or Director's legal representative.

                  (g) Exercise upon Death of Participating Employee or Director. If a Participating Employee or Director shall die during his or her employment or tenure on the Board, and prior to the expiration date fixed for his or her Option, or if a Participating Employee whose employment, or a Director whose tenure on the Board, terminated for any reason shall die following his or her termination of employment or tenure on the Board but prior to the expiration of the period determined under Subsection (e) or (f) above, such Option may be exercised, to the extent of the number of Units with respect to which the Participating Employee or Director could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Participating Employee's or Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Participating Employee or Director, at any time prior to:

                           (1) the earlier of (A) the expiration date specified in such Option and (B) ninety days after the date of death; or

                           (2) such other date as may be determined by the
                  Committee, in its discretion except that such other date shall not be earlier than the date of death or later than the expiration date specified in such Option.

                  (h) Termination of Employment. If a Participating Employee's employment by the Company, or a Director's tenure on the Board, terminates prior to the expiration date fixed for his or her Option for any reason including death or disability, the Participating Employee shall have the rights with respect to such option set forth herein and in the Option Agreement but shall have no other rights or remedies with respect to such Option.

                  (i) Non-Transferability. Except as otherwise provided in any Option Agreement, no Option shall be assignable or transferable by the Participating Employee or Director otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Participating Employee or Director, the Option shall be exercisable only by him or her or by his or her guardian or legal representative.

                  (j) Rights as a Unit Holder. A Participating Employee or Director shall have no rights as a holder of Units with respect to any Units covered by his or her Option until the issuance of a Unit certificate to him or her for such Units.



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                  (k) Compliance with Federal Securities and Other Laws. In
         addition to the restriction on exercise in Section 7(d)(1), each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Units covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of Units thereunder, or that action by the Company or by the Participating Employee or Director should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Participating Employee or Director or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Units purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such Units may be legended accordingly.

                  (l) Withholding to Satisfy Tax Obligations.  The obligation of the Company to deliver Units upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.


                SECTION 8 - OPTION AGREEMENTS - OTHER PROVISIONS

         Options granted under the Plan shall be evidenced by Option Agreements in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Committee shall deem advisable. Each Participating Employee or Director shall enter into, and be bound by, such Option Agreement.


                  SECTION 9 - CAPITAL ADJUSTMENTS

                  (a) Adjustment of Exercise Price. Subject to the provisions of this Section 9(a), the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

                           (1) In case Millennium Cell shall at any time when
                  any Option is outstanding (i) declare a dividend on the outstanding Units payable in Units, (ii) subdivide the outstanding Units, or (iii) combine the outstanding Units into a smaller number of Units, then, in each case, the Exercise Price in effect, and the number of Units issuable upon exercise of such Option, at the time of the record date for such dividend or of the effective date of such subdivision or combination, shall be proportionately adjusted so that the holder of such Option after such time shall be entitled to receive the aggregate number and kind of Units which, if such Option had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, or combination. Such adjustment shall be made successively whenever any event listed above shall occur.



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                           (2) In case Millennium Cell shall at any time that
                  any Option is outstanding distribute to all holders of Units (including any such distribution made to the Members of Millennium Cell in connection with a consolidation or merger in which Millennium Cell is the continuing corporation) evidences of its indebtedness, cash (other than cash dividends or cash distributions payable out of consolidated net income or earned surplus), or assets (other than distributions and dividends payable in Units), or rights, options, or warrants to subscribe for or purchase Units, or securities convertible into or exchangeable for Units, then, in each case, the Exercise Price of such Option shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of holders entitled to receive such distribution by a fraction, the numerator of which shall be the Fair Market Value per Unit on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one Unit, and the denominator of which shall be such Fair Market Value per Unit. Such adjustment shall become effective at the close of business on such record date.

                           (3) All calculations under this Section 9(a) shall be
                  made to the nearest cent or to the nearest one-thousandth of a Unit, as the case may be; provided, however that, no adjustment in the Exercise Price shall be required if such adjustment is less than $.05; and provided, further, that any adjustments which by reason of this Section 9(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           (4) In any case in which this Section 9(a) shall
                  require that an adjustment in the Exercise Price be made effective as of a record date for a specified event (an "Event"), the Company may elect to defer, until the occurrence of such Event, issuing to the holder of the Option, if the holder exercised the Option after such record date, the Units, if any, issuable upon such exercise over and above the number of Units, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the holder a due bill or other appropriate instrument evidencing the holder's right to receive such additional Units upon the occurrence of the Event requiring such adjustment.

                           (5) Upon each adjustment of the Exercise Price of an
                  Option as a result of the calculations made in Section 9(a)(2) hereof, such Option shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Units (calculated to the nearest thousandth) obtained by dividing
                  (A) the product obtained by multiplying the number of Units purchasable upon exercise of such Option prior to adjustment of the number of Units by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

                  (b)      Reorganizations.

                           (1) In case of, at any time that any Option is
                  outstanding, any consolidation with or merger of Millennium Cell with or into another corporation (other than a merger or consolidation in which Millennium Cell is the surviving or continuing corporation), or any sale, lease, or conveyance to another corporation of the property and assets of any nature of Millennium Cell as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of such Option (in lieu of the number of Units theretofore deliverable) the kind and amount of units, shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of Units, for which such Option might have been exercised immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of such Option so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of such Option.

                           (2) In case of, at any time that any Option is
                  outstanding, any reclassification or change of the Units issuable upon exercise of such Option (other than as a result of a subdivision or combination of the outstanding Units), or any consolidation or merger of another corporation into Millennium Cell in which Millennium Cell is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Units (other than as a result of a subdivision or combination of the outstanding Units), the holder of such Option shall have the right thereafter to receive upon exercise of such Option solely the kind and amount of units, shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Units for which such Option might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 9(a).

                           (3) The above provisions of this Section 9(b) shall
                  similarly apply to successive reclassifications and changes of Units and to successive consolidations, mergers, sales, leases, or conveyances.


              SECTION 10 - AMENDMENT OR DISCONTINUANCE OF THE PLAN

         The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever.

         Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.


                        SECTION 11 - TERMINATION OF PLAN

         Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on February 10, 2010, which date is ten years after the date the Plan was adopted by the Company, and no Options hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on February 10, 2010, which by their terms extend beyond such date.


                        SECTION 12 - PLAN EFFECTIVE DATE

         This Plan shall become effective on February 11, 2000 (the date the Plan was adopted by the Committee).


                           SECTION 13 - MISCELLANEOUS

                  (a) Governing Law. The operation of, and the rights of Participating Employees and Directors under, the Plan, the Option Agreements and any Options granted thereunder shall be governed by the laws of the State of Delaware and by applicable federal law.

                  (b) Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

                  Any Option under the Plan shall not entitle the holder thereof to any rights as a Member of Millennium Cell prior to the exercise of such Option and the issuance of Units pursuant thereto.

                  (c) Employment And Service Rights. Nothing in the Plan or any Option granted pursuant to the Plan shall: (1) confer upon any Participating Employee any right to be continued in the employment of the Company or subsidiary of the Company or interfere in any way with the right of the Company or subsidiary of the Company by whom such Participating Employee is employed to terminate such Participating Employee's employment at any time, for any reason, with or without cause, or to decrease such Participating Employee's compensation or benefits, or (2) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

                  (d) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon a Participating Employee or Director to exercise such Option.